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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 25, 1999



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                             SLM HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)


                         DELAWARE                               52-2013874
              (State or other jurisdiction of                (I.R.S. Employer
              incorporation or organization)                Identification No.)


         11600 SALLIE MAE DRIVE, RESTON, VIRGINIA               20193
         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (703) 810-3000




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ITEM 5. OTHER EVENTS

On May 25, 1999, the Registrant entered into a definitive stock purchase agreement with the Nellie Mae Foundation, Inc. (the "Foundation"), Nellie Mae Corporation ("Nellie Mae") and certain Nellie Mae employee shareholders to purchase all of the issued and outstanding shares of capital stock (the "Shares") of Nellie Mae.

Nellie Mae, together with its direct and indirect subsidiaries, Nellie Mae Education Loan Corporation, a Delaware corporation, and Nellie Mae Loan Finance, LLC, a Delaware limited liability corporation, are engaged in the business of originating, purchasing and holding education loans. During 1998, Nellie Mae originated $335 million in federal and private loans and acquired an additional $263 million in the secondary market. It owns a $2.6 billion student loan portfolio, making it the seventh largest federal student loan holder in the nation. The Foundation is a Massachusetts non-profit corporation focused on education in the New England area.

The purchase price for the Shares under the agreement is $320 million.

The Registrant expects to consummate the purchase of the Shares through its wholly owned subsidiary, the Student Loan Marketing Association, a government sponsored enterprise ("GSE").

The purchase, which the Registrant expects to settle on or before June 30, 1999, is subject to Hart-Scott-Rodino review and approval by the Massachusetts Attorney General as well as other customary closing conditions.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Exhibits.

         20.1 Press Release of the Registrant, dated May 26, 1999, announcing the Registrant's agreement to acquire Nellie Mae Corporation


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 1999                    SLM HOLDING CORPORATION

                                      By:  /S/MARK G. OVEREND
                                           ---------------------
                                           Mark G. Overend
                                           Senior Vice President &
                                           Chief Financial Officer
                                           (Principal Financial and Accounting
                                           Officer and Duly Authorized Officer)




                                  EXHIBIT INDEX

Exhibit
Number                              Description of Document

20.1 Press Release of the Registrant, dated May 26, 1999, announcing the Registrant's agreement to acquire Nellie Mae Corporation



                                  EXHIBIT 20.1

Press Release of the Registrant, dated May 26, 1999, announcing the Registrant's agreement to acquire Nellie Mae Corporation

FOR IMMEDIATE RELEASE                            Denise Rossitto,

Sallie Mae
                                                 703/810-7156
                                                 Molly Sullivan,

Sallie Mae


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                                                 703/810-7157
                                                 Diane Saunders,
Nellie Mae
                                                 781/849-2191


           SLM HOLDING CORP. (SALLIE MAE) TO ACQUIRE NELLIE MAE CORP.

RESTON, VA., MAY 26, 1999 - SLM Holding Corp. (NYSE: SLM) announced today that it has reached agreement with the Nellie Mae Foundation to purchase the outstanding common stock of its student loan subsidiary, Nellie Mae Corp., for $320 million in cash. The purchase is particularly designed to strengthen Sallie Mae's student loan origination franchise.

The transaction aligns two of the premier players in the student loan industry:
Nellie Mae originated more than $375 million in loans in 1998 and its $2.6 billion student loan portfolio makes it the seventh largest federal loan holder in the nation; Sallie Mae currently owns or manages $47 billion in student loans for more than five million borrowers.

Nellie Mae will continue to provide its current products and services to campus clients, lenders and borrowers. The Nellie Mae Corp. will become a wholly owned subsidiary of Sallie Mae and maintain operations in its Braintree, Mass., and Rumford, R.I., locations, as well as its regional sales offices across the country. The transaction, which is expected to have a positive effect on Sallie Mae's earnings, will close by June 30, 1999, subject to Hart-Scott-Rodino approval, and to approval by the Massachusetts Attorney General.

"Nellie Mae will immediately give us a high quality loan origination platform on nearly 250 campuses," said Albert L. Lord, vice chairman and CEO, Sallie Mae. "Nellie Mae gives us new opportunities to better serve our customers and more rapidly expand our business. This transaction represents the first significant business combination in the company's history and accelerates our privatization process, which began in 1997."

                                     (MORE)


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SALLIE MAE TO ACQUIRE NELLIE MAE/PAGE TWO

"We are pleased to combine resources with Sallie Mae to continue to build the premier full-service education finance company," said Lawrence W. O'Toole, president and CEO of Nellie Mae Corp. "This affiliation provides significant new opportunities for our employees. Laureate-SM-, and other Sallie Mae products and services, will complement Nellie Mae's current product set and will strengthen our ability to serve our campus-based clients, students and family borrowers."

O'Toole will continue as president and CEO of Nellie Mae, and also will be named executive vice president of Sallie Mae, responsible for strategic planning, and for industry and government relations. The acquisition will enable the Nellie Mae Foundation to fully pursue its philanthropic mission and commitments in New England. After the transaction closes, the Foundation will have net assets of $395 million.

                                      # # #

Sallie Mae, founded 26 years ago, provides funds for educational loans, primarily federally guaranteed student loans originated under the Federal Family Education Loan Program (FFELP). The company currently owns and manages student loans for more than five million borrowers. SLM Holding Corp. and its subsidiaries, other than the Student Loan Marketing Association, are not sponsored by or agencies of the United States.

Founded in 1982, Nellie Mae Corp. began as The New England Education Loan Marketing Corp., a secondary market for federal student loans. Nellie Mae works with colleges/universities and lenders nationally to provide a variety of affordable federal and private education loan programs and special services, including pre-college planning and borrower counseling materials and assistance.

Nellie Mae Corp. owns $2.6 billion in student loans and, during 1998, originated $335 million in loans on nearly 250 campuses and purchased $263 million in loans in the secondary market. The company also originated net loan consolidation volume of $40 million. Shareholder's equity as of March 31, 1999, was $240 million.

Statements in this release referring to expectations as to future earnings and operations, and other future developments are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks, uncertainties and other factors that may cause the actual results to differ materially from such forward-looking statements. Such factors include, among others, the ability to successfully integrate operations, the impact of competitors' responses, changes in the terms of student loans and the educational credit marketplace arising from the implementation of applicable laws and regulations, and from



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changes in such laws and regulations, and changes in the demand for educational financing or in financing preferences of educational institutions, students and their families.

                                      # # #